UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 30, 2013

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-49629

DE	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of Principal Executive Offices, Including Zip Code)
(949) 399-4500
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.    Material Modifications to Rights of Securities Holders.
The information contained in Items 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 26, 2013, Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company") filed a Certificate of Amendment (“Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-4 reverse stock split of the Company's issued and outstanding common stock, $0.02 par value per share (the "Reverse Stock Split"). The Certificate of Amendment was effective at 11:59 p.m. Eastern on July 30, 2013 (the “Effective Time”). The Certificate of Amendment was approved by the Company's stockholders at the Company's Annual Meeting of Stockholders held on July 25, 2013. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.
As a result of the Reverse Stock Split, immediately upon the Effective Time, each four shares of the Company's issued and outstanding common stock was automatically combined and converted into one issued and outstanding share of common stock, par value $0.02 per share. The Reverse Stock Split affected all issued and outstanding shares of common stock, as well as common stock underlying stock options, warrants and convertible notes outstanding immediately prior to the effectiveness of the Reverse Stock Split. The number of authorized shares of the common stock was also reduced proportionately.
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise hold a fractional share of common stock will receive a cash payment in lieu of such fractional share based on the closing price for a share of the Company’s common stock on the NASDAQ Capital Market on the day immediately preceding the effective date of the Reverse Stock Split.
Broadridge Corporate Issuer Solutions, Inc. is serving as the Exchange Agent in connection with the Reverse Stock Split. Stockholders of record as of the effective date of the Reverse Stock Split will soon receive a Letter of Transmittal and instructions on what to do in order to exchange their pre-split shares for post-split shares.
At the market opening on July 31, 2013, the Company's common stock, $0.02 par value per share, began trading on the NASDAQ Capital Market on a split-adjusted basis. The Company's common stock will continue to trade under the symbol “QTWW.”
On July 30, 2013, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
99.1	Press Release dated July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

July 31, 2013	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
99.1	Press Release dated July 30, 2013.

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